UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 14, 2022
Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity: 333-193376-22
Central Index Key Number of issuing entity: 0001648195

COMM 2015-CCRE25 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of registrant: 333-193376
Central Index Key Number of registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001624053
Argentic Real Estate Finance LLC (formerly known as
Silverpeak Real Estate Finance LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 47-4777100
Upper Tier Remic 47-4838143
Grantor Trust 47-7237141
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Scottsdale Quarter Mortgage Loan, which constituted approximately 2.5% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of July 24, 2015 relating to the WP Glimcher Mall
Trust 2015-WPG filed as Exhibit 99.7 to the registrant's Current Report on Form 8-K filed on August 25, 2015
(the "JPMCC 2015-WPG PSA").  Pursuant to Section 7.01(f) of the JPMCC 2015-WPG PSA, Pacific Life Insurance Company,
a Nebraska corporation, was removed as special servicer of the Scottsdale Quarter Mortgage Loan and Midland Loan
Services, a Division of PNC Bank, National Association ("Midland"), a national banking association, was appointed as the successor special servicer of the Scottsdale Quarter Mortgage Loan under the JPMCC 2015-WPG PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of October 14, 2022, the Scottsdale Quarter Mortgage Loan will be specially serviced, if necessary, pursuant to the JPMCC 2015-WPG PSA, by Midland.  Midland's principal servicing office is located at 10851 Mastin Street,
Building 82, Suite 300, Overland Park, Kansas 66210.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ R. Chris Jones
Name:  R. Chris Jones
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date:    October 14, 2022